Exhibit 10.20

(I-2ZQH1)
CUSTOMER PROFILE	CONTRACT NO. 180405 - 000
HOME OFFICE LOCATION PSEUDO 102V

TO BE COMPLETED BY SUBSCRIBER:

Subscriber’s Official Name		Cheap Tickets/TNI.com
D/B/A (Doing Business As)		CheapTickets.com
Address (Main Office)		7 Sylvan Way
City, State, Zip Code		Parsippany, NJ 07054
County		Morris		Email Address	Evans.Gebhardt@Cendant.com
Phone Number		973-496-7486		Fax Number	973-496-0206
Business Entity:		☐ Corporation		☐ Limited Liability Company	☐ Partnership
		☐ Sole Proprietorship		☒ Other (describe)	Part of Cendant Corp.
State of Incorporation or Partnership Formation				Cendant Corp. is Incorporated in Delaware
ARC Number (Main Office)		44-56242-0		Tax I.D. Number	CheapTickets - 99-0338363
Landlord Name	N/A	Landlord Phone Number	NA	Trip Network, Inc. f/k/a Travel Portal Inc. 22-3768144

PRINCIPALS (List Owners/Officers/Partners/Etc.; Attach Additional Page if Necessary)

1.	Mr./Ms.	N/A	Social Security No.
	Title		Home Phone
Home Address
2.	Mr./Ms.	N/A	Social Security No.
	Title		Home Phone
Home Address
3.	Mr./Ms.	N/A	Social Security No.
	Title		Home Phone
Home Address

BILLING ADDRESS

☒ Check here if same address as Main Office above and indicate contact name below.

Street Address:
City/State/Zip:
ATTN:	Mr. Evans Gebhardt

Please provide Apollo Galileo USA Partnership written notice, as specified in the notices section of the Agreement, of any changes to this information.

SUBSCRIBER SERVICES AGREEMENT

This Subscriber Services Agreement (“Agreement”) is entered into between the individual or entity specified on the Customer Profile (“Subscriber”) and Apollo Galileo USA Partnership (“Galileo”), a Delaware partnership with its principal office at 7 Sylvan Way, Parsippany, NJ 07054.

1.                          DEFINITIONS

A.                     “Booking” means a reservation that meets all of the following criteria and is made for the services of an air, car, hotel, cruise or tour vendor that participates in the System at a full service level:

•                             is made by Subscriber or a Client User directly via the System

•                             results in a full service participation fee payable by the vendor to Galileo International, Inc. or any of its subsidiaries (“Participation Fee”)

•                             is not speculative, duplicative, fictitious, or made solely for the purpose of achieving productivity-based booking objectives

•                             is not a passive air, car, hotel, cruise or tour booking

•                             with respect to a cruise or tour booking, has been made via LeisureShopper®, including e-Cruise

•                             with respect to an Internet booking, (a) has been made through (a) pseudo city code included under this Agreement; and (b) has not been made via e-Agent, other than an e-Cruise booking as identified above

For all calculations of Bookings under this Agreement, cancellations will be deducted from the total. Further, each Booking made by Subscriber using LeisureShopper will constitute three Bookings. For purposes of this definition, “full service level” means the highest level of participation in the System available to the vendor. Galileo reserves the right to modify this definition from time to time upon the introduction of new or revised vendor participant offerings.

B.                       “Client User” means a third party for whom Subscriber provides travel-related services via a System installation at such third party’s premises and whose use of the Services is authorized and governed by this Agreement.  A Client User may not include any ARC appointed travel agency or a vendor of a computerized reservation system.

C.                       “Documentation” means all manuals, operating procedures, instructions, guidelines, and other materials provided by Galileo to Subscriber, including electronic formats.

D.                      “Location” means the premises at which Services are provided by Galileo to Subscriber.

E.                        “Services” means all software provided hereunder (“Software”), all hardware provided hereunder (“Hardware”), access to a computerized reservation system (“System”), support, and such other services provided to Subscriber by Galileo.

F.                        “Services Summary” means the attachment hereto which identifies the Services to be provided by Galileo to Subscriber in accordance with the terms of this Agreement.

G.                       “Transaction” means a message accessing the System that is transmitted by Subscriber or a Client User.

2.                          PROVISION OF SERVICES

Subscriber has requested and, pursuant to the terms and conditions of this Agreement, Galileo will provide to Subscriber the Services, which Services shall include a license to use the Software. Galileo owns or properly licenses each of the Services and is authorized to distribute the Services to Subscriber. Galileo will deliver and install the Hardware and provide access to the System, provided that Subscriber has, at its own expense, made any construction, wiring or other modification necessary to install and connect the Services. At Subscriber’s request and upon Galileo’s approval, additional Services may be provided by Galileo, whereby all terms of this Agreement shall apply to such additional Services.

3.                          USE OF SERVICES

A.                     Subscriber has no ownership, right or title in or to any Services, and may not remove identifying marks from the Services or subject same to any lien or encumbrance. Subscriber will utilize the Services strictly in accordance with the Documentation. Prohibited uses include making speculative, duplicative or fictitious bookings, and any other use which is not in accordance with the provisions of this Agreement and the Documentation. Subscriber must limit access to the Services to its employees, agents, contractors and Client Users having a need for such access (each an “Authorized User”) and may not disclose or make the Services, including System displays, available to any other third party, or train any other third party in the operation of the Services. Subscriber is responsible for ensuring that the Authorized Users adhere to all terms of this Agreement and shall be liable to Galileo in the event that an Authorized User violates any term hereof.

B.                       Galileo will provide repair and maintenance services for the Hardware. Subscriber is prohibited from performing repair and maintenance on the Hardware itself or through a third party. Subscriber may not install third-party devices within the Hardware. Subscriber shall be responsible for all costs and expenses of repair required for any reason other than ordinary, authorized use. Subscriber may not disconnect the Services without Galileo’s prior consent.

C.                       Galileo may enhance, modify or replace (collectively “Update”) any of the Services at any time. If Subscriber elects to use an Update, such use shall constitute its agreement to abide by the terms and conditions pertaining to such use as established by Galileo. Subscriber acknowledges that there may be instances where Subscriber is required by Galileo to use an Update; provided, however, in such event, Galileo agrees that there shall be no additional charge to Subscriber for its use of such Update.

D.                      Subscriber shall obtain, install on all Galileo-provided and Subscriber-provided hardware, and maintain, at its expense, up-to-date computer virus detection software.

4.                          PRODUCT-SPECIFIC PROVISIONS

The following provisions shall apply when Subscriber elects to license the product specified or operate in the manner specified.

A.                     Subscriber-Provided Communications Access. If Subscriber elects to access the System via its own Internet communications method (“User Access”), such as DSL, dial-up phone line, ISDN or cable access, then Subscriber is responsible for obtaining, installing, supporting, and maintaining all components of the User Access and paying all charges assessed by the communications provider. Subscriber acknowledges that, in order to minimize unauthorized access to the system and the data contained therein, Galileo recommends that Subscriber establish a firewall, in which case Subscriber shall configure such firewall in accordance with documentation supplied by Galileo upon Subscriber’s request. Subscriber further acknowledges that accessibility and response times may vary, depending upon the capacity and connectivity of its selected communications provider. Galileo shall license to Subscriber the appropriate Software for each Location, but shall have no responsibility whatsoever with respect to the User Access, including, but not limited to, the performance or reliability of the User Access.

B.                       Subscriber-Provided Equipment. If Subscriber elects to install and use its own hardware and local area network (LAN) operating environment to access the System, then the following shall apply:

(i)                        Subscriber may copy the applicable Software for its internal use only and may install it on an unlimited number of Subscriber workstations. The number of users who may concurrently access the System at a Location is equal to the number of global terminal identifiers (“GTID’s”) licensed by Subscriber from Galileo for that Location, as set forth on the Services Summary.

(ii)                     Subscriber is responsible for obtaining, implementing, installing, supporting, and maintaining the LAN, the LAN operating system, the workstation operating system, and all hardware and other software required to utilize the Services, but which is not provided by Galileo, and for all expenses related thereto. At Subscriber’s request and upon Galileo’s approval, support services for the foregoing may be available from Galileo, at Subscriber’s expense.

C.                        Remote Users. If Subscriber elects to allow employees or clients (“Remote Users”) to access the System from a remote location via User Access, as defined in Section 4.A above, then, in addition to the terms set forth in Section 4.A, the following shall apply.

(i)                       Subscriber must ensure that each Remote User secures the appropriate hardware and software necessary to access the System in accordance with the Documentation.

(ii)                    Subscriber is responsible for (a) installing the applicable Software; (b) training each of its Remote Users; and (c) ensuring that all Remote Users have adequate expertise in all areas of the System functionality necessary to utilize the Software. In addition, Subscriber must obtain, install and configure its selected browsing and e-mail packages. Galileo will not provide Remote Users any training or support.

(iii)                 Galileo reserves the right to discontinue Remote Users’ access to the System upon 30 days’ prior written notice to Subscriber.

D.                       Second PVC. If Subscriber desires a second PVC (permanent virtual circuit) for non-System transactions, including, but not limited to, Internet access and email (collectively, “value-added services” or “VAS”) transactions, then the following shall apply.

(i)                       Subscriber is responsible for acquiring the software and other products required to meet Subscriber’s needs for VAS functionality and for all expenses related thereto.

(ii)                    Subscriber expressly acknowledges that Galileo’s support responsibility is limited to the communications line. Galileo has no liability whatsoever with respect to Subscriber’s use of VAS, including, but not limited to, access to the Internet, email functionality, other software used by Subscriber, and computer viruses.

(iii)                 Subscriber shall advise Galileo of the committed information rate (CIR) it desires. If, due to increased usage or other reasons, Subscriber elects to increase the CIR, Galileo will provide such increased CIR subject to Subscriber’s agreement to the applicable increase in charges.

E.                         Selective Access/Global Access. Galileo will license to Subscriber Selective Access and, if desired, Global Access, whereby Subscriber may authorize another Galileo subscriber to access the client records entered into the System by Subscriber; provided, however, Galileo shall have no responsibility or liability whatsoever with respect to such authorization or access.

F.                         GlobalWare Software. Galileo will license GlobalWare Software to Subscriber for use by Subscriber’s employees in performing certain administrative travel agency management and reporting functions.

(i)                       Subscriber will not place a single-user version of GlobalWare Software on a file server in a local area network environment. If Subscriber desires multiple-user access to GlobalWare Software, Subscriber must (a) license the multi-user version of GlobalWare Software from Galileo; (b) advise Galileo of the number of users that will use the GlobalWare Software concurrently; and (c) advise Galileo if such number of users changes during the term of this Agreement.

(ii)                    Subscriber must ensure that its own hardware used in conjunction with the GlobalWare Software meets the specifications recommended by Galileo, which may change from time to time.

(iii)                 Subscriber is responsible for the supervision, management, and control of Subscriber’s use of the GlobalWare Software, including, (a) assuring proper machine configuration, program installation, audit controls, and operating methods; (b) establishing adequate backup plans; and (c) implementing sufficient procedures and checkpoints to satisfy its requirements for security, accuracy of input and output, and recovery in the event of malfunction.

G.                        Managed VPN (Virtual Private Network). If selected by Subscriber, Galileo will obtain for Subscriber business-grade DSL Internet access and will manage the availability of such access by monitoring the connection on a 24x7 basis. Subscriber acknowledges that subsequent to the execution of this Agreement, the DSL-provider selected by Galileo shall make an onsite visit to the applicable Location(s) in order to determine the availability of the appropriate DSL functionality. In the event that the DSL-provider determines that appropriate DSL functionality is not available at the Location for any reason, then Subscriber shall advise Galileo of its desired alternative access method and this Agreement shall be amended to modify the Services and applicable charges set forth on each Services Summary hereto.

5.                          CHARGES

A.                     The charges payable under this Agreement are set forth an the attachments hereto. Payments due under this Agreement will be paid within 30 days of invoice date. Subscriber will reimburse Galileo for all taxes and other governmental assessments incurred in the provision of Services by Galileo. Past due balances will accrue interest at the rate of 1½% per month compounded or the maximum rate permitted by law, whichever is less. Payments returned for insufficient funds or any other reason will be assessed Galileo’s current fee therefor.

B.                       All communications concerning disputed invoiced amounts must be made in writing and received by Galileo within 60 days of invoice date to Galileo International, ATTN: Billing Department, 7 Sylvan Way, Parsippany, NJ 07054. Any invoice not disputed as specified herein within such 60-day period will be conclusively deemed correct.

C.                       Subscriber shall be liable for and agrees to reimburse Galileo for all costs incurred by Galileo to collect from Subscriber past due amounts which have accrued under the Agreement. All charges related to communications lines are subject to increases; provided, however, such increases will not exceed 10% per calendar year.

6.                          LICENSE RESTRICTIONS

Subscriber may not copy, reproduce or duplicate the Software or Documentation or any portion thereof, except to the extent reasonably necessary for backup purposes. Subscriber may not modify, alter, disassemble, reverse assemble, reverse compile, or reverse engineer the Software or any portion thereof. The Software is the proprietary information and trade secret of Galileo or its licensors. All licenses for Software terminate upon expiration or any termination of the Agreement.

7.                          RISK OF LOSS

Subscriber accepts full responsibility for loss of or damage to the Hardware and, in the event of any such loss or damage, Subscriber must pay Galileo the insurance value therefor, as specified on the Services Summary.

8.                          THIRD PARTY PRODUCTS

Galileo has no liability whatsoever with respect to any product that is not provided by Galileo and is used by Subscriber in conjunction with the Services (“Third Party Product”). Subscriber shall indemnify and hold harmless Galileo for all liabilities, costs and expenses resulting from or related to a Third Party Product. If Subscriber’s use of a Third Party Product adversely affects the use of the System by other customers of Galileo, then Galileo may require that Subscriber discontinue its use of such Third Party Product until it can demonstrate that it has resolved the adverse effect.

9.                          WARRANTIES

A.                     Galileo represents and warrants that: (i) it is the owner or authorized licensee of the Software; (ii) it has the right to provide the Services to Subscriber; and (iii) it shall use commercially reasonable efforts to maintain the availability of the System.

B.                       This warranty shall be null and void if Subscriber (i) fails to use the Services in accordance with the Documentation and this Agreement; (ii) fails to use required Updates; or (iii) makes any unauthorized change to the Services. Furthermore, Galileo shall have no liability to Subscriber whatsoever if Subscriber’s use of a Third Party Product proximately causes the failure of performance under Section 9.A.

C.                       GALILEO (i) MAKES NO OTHER WARRANTY WITH RESPECT TO THE SERVICES OR ANY PRODUCTS OR SERVICES PROVIDED BY GALILEO; (ii) MAKES NO WARRANTY WHATSOEVER WITH RESPECT TO THIRD PARTY PRODUCTS; AND (iii) EXPRESSLY DISCLAIMS ALL OTHER WARRANTIES, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

D.                      Subject to Section 9.B, in the event of a claim by a third party against Subscriber due solely to an alleged breach of a warranty set forth in Section 9.A(i) or 9.A(ii), Galileo will defend Subscriber and hold Subscriber harmless against such claim; provided that (i) Subscriber notifies Galileo of such claim within 30 days after it becomes aware of the claim; (ii) Galileo controls the defense and any settlement of such claim; and (iii) Subscriber cooperates in Galileo’s defense of the claim. Furthermore, if Galileo is found to be in breach of a warranty set forth in Section 9.A, Galileo shall, at its option and expense, modify or replace the component of the Services causing the breach or, in the case of a breach of Section 9.A(i) or 9.A(ii), may instead obtain for Subscriber the right to continue to use such component of the Services.

E.                        The remedies available under this Section 9 are exclusive of any other remedy provided for in this Agreement or any other remedy, now or hereafter existing at law, in equity, by statute or otherwise for breach of Section 9.A.

F.                        Subscriber represents and warrants that: (i) each Location is owned or controlled by Subscriber and that Subscriber has the authority to enter into this Agreement on behalf of each such Location or, in the event that Services are provided at a Client User Location, Subscriber has been authorized by such Client User to install the Services at its premises; and (ii) no written or oral representation or warranty made or information furnished by Subscriber to Galileo, including the Customer Profile, contains any untrue statement of material fact.

10.                    LIMITATION OF LIABILITY

Except for the specific remedies provided for in Sections 9 and 12 hereof, Galileo shall not be liable to Subscriber under contract law or in tort for (and Subscriber hereby waives and releases Galileo, its owners, officers, directors, employees, agents, successors and assigns from) all obligations, liabilities, rights, claims, damages and remedies of Subscriber, arising by law or otherwise, due to any defects, errors, malfunctions, performance, failure to perform, use of the Services (or any part thereof), interruptions of Services, or acts of Galileo’s agents or subcontractors. Further, without limiting the generality of the foregoing, Galileo shall not in any case be liable for lost business, lost revenue, lost profits, lost data, lost savings or any economic loss or damage of any kind or nature, including any other direct, indirect, incidental, special or consequential damages.

11.                    TERM; TERMINATION

A.                     The term of this Agreement is as specified on the Custom Terms and Conditions Attachment hereto.

B.                       If either party becomes insolvent; if a receiver of a party’s assets is appointed; if a party takes any step leading to its cessation as a going concern; or if a party ceases to do business or otherwise ceases or suspends operations for reasons other than an event of force majeure, then the other party may immediately terminate this Agreement on written notice or may require that certain conditions are met in order to avoid such termination.

C.                       If either party (the “Defaulting Party”) fails to perform or observe any of its material obligations hereunder, and such failure continues for a period of 30 business days after written notice from the other party (the “Insecure Party”) (except in the case of any payments due by Subscriber where the period to cure such nonpayment shall be five days after notice and except in any circumstance where a cure is impossible in which case there shall be no cure period) then the Insecure Party may immediately terminate this Agreement. If Subscriber is the Defaulting Party hereunder, then, without prejudice to any other rights or remedies of Galileo, including the right to recover liquidated damages, all or any of the rights of Subscriber under this Agreement may, at the option of Galileo, be terminated, reduced or restricted.

D.                      Notwithstanding anything to the contrary in this Agreement, provisions which by their nature and intent should survive expiration or termination, including, but not limited to, those related to confidentiality, liquidated damages, Software license restrictions, and risk of loss, shall so survive.

E.                        If Galileo terminates this Agreement pursuant to this Section 11, or if Subscriber terminates this Agreement other than pursuant to this Section 11 or Section 17 hereof, then Subscriber shall pay to Galileo all amounts of promotional support as specified on the Services Summary.

12.                    INDEMNIFICATION

A.                     Each party (“Indemnitor”) shall indemnify and hold harmless the other party, its owners, officers, directors, employees, agents, successors and assigns (each an “Indemnitee”), against and from third party liabilities, including reasonable attorneys’ fees, costs and expenses incident thereto, which may be incurred by an Indemnitee solely by reason of any injuries or deaths of persons, or the loss of, damage to, or destruction of property, including loss of use thereof, arising out of or in connection with any act, failure to act, error or omission of the Indemnitor, its officers, directors, employees, agents or subcontractors in the performance or failure of performance of its obligations under this Agreement.

B.                       Subscriber shall indemnify and hold harmless Galileo, its owners, officers, directors, employees, agents, successors and assigns, against and from any and all third party liabilities, including reasonable attorneys’ fees, costs and expenses incident thereto, which may be incurred by Galileo solely as a result of Subscriber’s use of the Services, including, without limitation, fraudulent bookings, unintended errors, or incorrect information.

13.                    DAMAGES

A.                     If Galileo terminates this Agreement pursuant to Section 11 hereof, or if Subscriber terminates this Agreement other than pursuant to Section 11 or Section 17 hereof, then Subscriber shall pay to Galileo liquidated damages as follows: (i) 80% of the Monthly Fixed Charges, as specified on each Services Summary hereto, multiplied by the number of months remaining under the term of this Agreement (“Remaining Months”); plus (ii) 80% of the product of the total amount of Variable Charges billed during the month preceding termination multiplied by the Remaining Months; plus (iii) reimbursement of all amounts waived or discounted by Galileo prior to the termination; plus (iv) Galileo’s then-current Deinstallation Charge for removal of Services; plus (v) all past due amounts which have accrued under this Agreement.

B.                       Notwithstanding paragraph A above, if Subscriber fails to perform or observe its obligations pursuant to the provisions of Section 8 or 14 hereof, then Subscriber shall be liable to Galileo for all legal damages and equitable relief available under the law, including, without limitation, injunctive relief, monetary damages, attorneys’ fees and all costs incurred in enforcing such provisions. Further, nothing contained in this Section 13 shall be deemed to limit the indemnification obligations specified elsewhere in this Agreement.

14.                    CONFIDENTIALITY

Neither party shall disclose the trade secrets and proprietary and confidential information of the other party, including, but not limited to, the provisions of this Agreement; provided, however, either party may share the terms of this Agreement with its accountant and attorney strictly on a need-to-know basis. Neither party shall use the product names or logo of the other party in brochures, proposals, contracts or other publicly disseminated materials without first securing the other party’s written approval. Galileo shall not use the data entered into the System to influence any passenger’s choice of travel vendor or travel agency or to cause Subscriber’s customers to deal directly with Galileo, a travel vendor, or another travel agency.

15.                    GOVERNING LAW; JURISDICTION

This Agreement and any disputes arising under or in connection with this Agreement shall be governed by the internal laws of the State of New Jersey, without regard to its conflicts of laws principles. All actions brought by Galileo to enforce, arising out of or relating to this Agreement shall be brought and tried in federal courts located in Newark, New Jersey or state courts located in Morris County, New Jersey, and all such actions brought by Subscriber shall be brought and tried in federal or state courts located within the county chosen by Subscriber. The parties hereby consent to submit to the personal jurisdiction of such courts and to venue therein.

16.                    SALE AND ASSIGNMENT

Subscriber shall not assign or transfer this Agreement, or any part thereof, without the prior written consent of Galileo, which consent shall not be unreasonably withheld. In any event, Subscriber shall not assign or transfer this Agreement, or any part thereof, unless the assignee or transferee expressly assumes all of Subscriber’s liabilities and obligations hereunder. In the event Subscriber impermissibly assigns or transfers this Agreement, or any part thereof, or Subscriber sells substantially all of its assets, Subscriber will remain liable to Galileo under the terms of this Agreement, and shall otherwise indemnify Galileo for any failure by the applicable assignee, transferee or purchaser to fulfill all of Subscriber’s obligations under this Agreement.

17.                    CESSATION OF BUSINESS

A.                     In the event that Subscriber ceases business operations, Subscriber will request the deinstallation of all Services under this Agreement and advise Galileo of its intention to terminate this Agreement by providing Galileo at least 30 days’ advance written notice. In such event, and provided that Subscriber meets all of the conditions specified in this Section 17, each party shall be released from all further performance obligations under this Agreement.

B.                       Galileo’s release of Subscriber’s obligations are conditional upon (i) Subscriber’s representation and warranty that none of its principals will continue to have any ownership interest in any travel-related business whereby airline, car rental and/or hotel reservations are made through any computerized reservations system, including the Internet; and (ii) Subscriber’s payment of all accrued unpaid charges, plus the then-current deinstallation charge for removal of the Services, and further conditioned that, in the event Subscriber or any of its principals resume operations as a travel agency or any business whereby airline, car rental and/or hotel reservations are made through any computerized reservations system, including the Internet, either under Subscriber’s current name or another name or entity, prior to the natural expiration of this Agreement, Galileo will be given the right of first refusal to reautomate with Galileo’s Services at least equivalent to those discontinued hereunder, at the then-prevailing rates or as otherwise negotiated.

C.                       Subscriber acknowledges and agrees that the terms of this Section 17 shall not apply if Subscriber’s cessation of business is a result of an acquisition of Subscriber or any portion of its assets by another entity, or the merger of Subscriber with another entity, in which case all terms and conditions of this Agreement pertaining to Subscriber’s premature termination shall apply.

18.                    GENERAL

A.                     Except for Subscriber’s payment obligations hereunder, neither party shall be deemed to be in default or liable for any delays if and to the extent that performance is delayed or prevented by an event of force majeure.

B.                       Galileo or its agent shall have the right to enter upon any Location during normal business hours for the purpose of (i) monitoring, inspecting, or repairing the Hardware; (ii) monitoring the users’ operation of the Services; and (iii) removing the Services, at Subscriber’s expense, upon expiration or any termination of this Agreement.

C.                       Nothing in this Agreement is intended or shall be construed to create any agency, partnership or joint venture relationship between the parties.

D.                      The failure of either party to exercise or its waiver or forbearance of any right or privilege under this Agreement shall not be construed as a subsequent waiver or forbearance of any such term or condition by such party.

E.                        Any notice permitted or required to be given hereunder shall be sent by first class mail, postage prepaid, or by any more expedient written means to the address of Subscriber as specified on the Customer Profile; notices to Galileo shall be sent to: Galileo, 7 Sylvan Way, Parsippany, New Jersey 07054, ATTN: Legal Department-Contract Notices.

F.                        If any provision of this Agreement is held invalid or otherwise unenforceable, the enforceability of the remaining provisions will not be impaired thereby.

G.                       In the event of an action to enforce this Agreement or to seek remedies for a breach of this Agreement, the prevailing party shall be entitled to receive from the other party reimbursement of its reasonable attorneys' fees, expenses and court costs.

H.                      Galileo guarantees the airfares displayed in the System, strictly subject to its then-current fare guarantee program as specified in the System profile S*TLQ/INFO-DEBIT.

19.                    ENTIRE AGREEMENT

This Agreement, together with the Custom Terms and Conditions Attachment, the Services Summary, the Additional Services Attachment, and any other attachments hereto, constitutes the entire agreement and understanding of the parties on the subject matter hereof and, as of the Contract Effective Date, supercedes all prior written and oral agreements between the parties, excluding amounts due Galileo which may have accrued under a prior agreement. This Agreement may be modified only by written agreement of the parties. In the event that the provisions of an attachment conflict with any terms herein, then the provisions of the attachment shall control.

By signing below the parties acknowledge their acceptance of the terms and conditions of this Agreement and its attachments.

Executed on behalf of Subscriber		Executed on behalf of Galileo
Signature:	/s/ R. E. Gebhardt	Signature:	/s/ Mitch Gross
Printed Name:	R.E. Gebhardt	Printed Name:	Mitch Gross
Title:	President	Title:	EVP/General Manager
Date:	9/17/04	Date:	9/17/04

CUSTOM TERMS AND CONDITIONS ATTACHMENT

TERM

This Agreement will commence on 0l-JUL-2004 (“Contract Effective Date”) and will expire 30-JUN-2007. The term of this Agreement for Locations added to this Agreement subsequent to the Contract Effective Date, with Galileo’s consent, will commence on the first day of the month in which the Services are installed and shall expire 36 months thereafter. The term of this Agreement for Services added to existing Locations will commence on the first day of the month in which the Services are installed and will expire concurrently with the term for the Location at which they are added.

PRODUCTIVITY PROGRAM

All charges under this Agreement are subject to the terms and conditions of this Section (“Productivity Program”).

A.                      Each month, Galileo will calculate the total number of Bookings made by Subscriber during the prior month. For each Booking made, Galileo will credit Subscriber the amount of (***) (“Booking Incentive”).

B.                      On a monthly basis, Galileo will prepare a reconciliation statement that will identify all charges incurred by Subscriber (“Total Charges”) and the total Booking Incentive earned (“Total Incentive”) for the prior month. If the Total Incentive exceeds the Total Charges, Galileo will pay the difference to Subscriber; if the Total Charges exceed the Total Incentive, Subscriber will pay the difference to Galileo. All payments due hereunder will be paid within 30 days of the reconciliation statement date.

C.                      In the event that, as a result of cancellations, Subscriber’s total number of Bookings during a month is negative, then Subscriber will pay to Galileo an amount equal to the Booking Incentive multiplied by such quantity of negative Bookings, and the result thereof shall be added to the Total Charges. All calculations under this Agreement will be based solely on Galileo’s records. Galileo may elect to further offset the Total Incentives earned by Subscriber hereunder with respect to which monies are due by Subscriber under any agreement between Subscriber and Galileo or any of Galileo’s parents, subsidiaries or affiliates.

D.                      Subscriber may not remove Services from this Agreement without Galileo’s prior written consent, which consent shall not be unreasonably withheld and may be subject to Subscriber’s agreement to certain modifications to the financial terms of this Agreement.

MATERIAL REVENUE CHANGE

A.                      In the event of any change to the Participation Fee, which would result in an annualized average booking fee revenue decrease of 10% or more (“Fee Change”), the parties will use best efforts to negotiate appropriate modifications to the terms of this Agreement. Galileo will notify Subscriber of the Fee Change and the effective date of the Fee Change (“Fee Change Effective Date”), and the parties shall, within 90 days of the date of Galileo’s notice, execute an amendment to this Agreement evidencing the modifications. The parties acknowledge that the modifications shall become effective as of the Fee Change Effective Date, unless otherwise mutually agreed upon.

B.                      Galileo may suspend all financial incentive payments under this Agreement and Subscriber may suspend its payment of the charges hereunder from the Fee Change Effective Date until the effective date of the aforementioned amendment or expiration of the 90-day notice period, whichever first occurs. If the parties are unable to reach agreement within such 90-day period, then (i) commencing on the Fee Change Effective Date and continuing thereafter for the term of this Agreement, Galileo may reduce the financial incentives under this Agreement by the amount of the Fee Change; and (ii) either party may terminate this Agreement for convenience, whereby neither party will be further obligated hereunder, except that Galileo will pay Subscriber any financial incentive payments that were suspended, subject to an adjustment equivalent to the Fee Change, and Subscriber will pay all charges that accrued prior to the termination.

C.                      Notwithstanding the terms of the preceding paragraph, Galileo may, at any time prior to execution of an amendment as contemplated in paragraph A above, or termination of this Agreement as described in paragraph B above, withdraw its request to negotiate the terms of this Agreement, in which case all terms of this Agreement shall remain in full force and effect.

(***)

ADDITIONAL SERVICES ATTACHMENT

This Additional Services Attachment sets forth various charges (“Variable Charges”) that may apply to Subscriber based on its use of the System, products, features and services, requested projects, and various other items (collectively, “Additional Items”). These Variable Charges are assessed monthly, unless otherwise specified. New or revised Additional Items may be offered to Subscriber from time to time. Subscriber’s use of or request for an Additional Item will constitute its agreement to pay the associated Variable Charges and to follow the procedural guidelines established by Galileo. Galileo may discontinue its provision of any Additional Item upon written notice to Subscriber. For purposes of this Attachment, the term “pseudo” means the unique alpha/numeric designator(s) assigned by Galileo for a Location.

TICKETING TRANSMISSIONS (AGENCY)* (home office location and branches)	$	(***) each

TICKETING TRANSMISSIONS (STP)* (satellite ticket printer locations)	$	(***) each

*On a monthly basis, per Location, Galileo will calculate the total number of transmissions resulting in each of the following: tickets (including electronically transmitted tickets or entitlements), boarding passes, itineraries, invoices (including those utilizing the Ticket Invoice Numbering System “TINS”), and machinable interface records. The greatest quantity of transmissions for one of these items will be assessed the $0.30 each charge.

PRO-FILES™ - 50 per pseudo per month at no charge; thereafter:	$	(***) each

PREVIEW PLUS™
Demand Mode	$	(***) per request
Quick Return Mode	$	(***) per request
Batch Mode	n/c

PRINT QUEUE	$	(***) per request

AUTOMATED ARC REPORT	$	(***) per pseudo

GROUPMANAGER™ TICKET SUMMARY REPORT	$	(***) per pseudo

PAST DATE QUICK™ (maximum $60.00 per month, per pseudo)	$	(***) per record

SELECTIVE ACCESS™
One-Time Fee	$	(***)
Customized Permission Record	$	(***) each

GLOBAL ACCESS™	$	n/c

VIEWPOINT™ MAPPING
One-Time Fee	$	(***) per Location
Monthly Fee	$	(***) per Location

TELECHECK
Activation Fee (one-time fee)	$	(***) per pseudo
Monthly Fee	$	(***) per pseudo
Transaction Fee - 50 per pseudo per month at no charge; thereafter:	$	(***) each

ADDRESS VERIFICATION (fee waived for Telecheck subscribers)	$	(***) per pseudo

PRIVATEFARES™ (one-time fee)	$	(***)

APOLLOMONITOR™	$	(***) per pseudo

GALILEO OPTIMAL SHOPPINGSM
Offline:
Per Access Device Fee:	$	(***) per month

An “Access Device” is any component at which a point of access to the System is provided, including, but not limited to, Galileo and Subscriber workstations, terminal addresses and global terminal identifiers.

Online:
Per Passenger Name Record (PNR) monthly fee:
For each PNR that contains one or more wholly North American air segments for:
• corporate bookings:	$	(***) per PNR
• leisure bookings:	$	(***) per PNR

In the event Subscriber has misclassified its use of Galileo Optimal Shopping (between offline and online usage), then Galileo may retroactively assess Subscriber the applicable charges based on Subscriber’s actual type of usage of the product.

BEST BUY QUOTE™
Base Fee - Per Access Device (maximum $450.00 per Location)	$	(***) each

An “Access Device” is any component at which a point of access to the System is provided, including, but not limited to, Galileo and Subscriber workstations, terminal addresses and global terminal identifiers.

Transaction Fee - 500 Best Buy Quote Transactions per Access Device (maximum 15,000 Best Buy Quote Transactions per Location) are included in Base Fee; thereafter:	$	(***) each

APOLLOWISE™

$ 0.01825 per Transaction in excess of Baseline Transactions for the month (defined as an average of 200 Transactions per Booking per month). Notwithstanding anything to the contrary in this Agreement, for purposes of calculating the Baseline Transactions for the month, each LeisureShopper booking shall be counted as one (1) Booking.

MEMBERSHIP PRO-FILE (per master account record, plus PRO-file charge specified above)	$	(***) per month

SUPPLIES, TRAINING MATERIALS, MARKETING MATERIALS	$	(***)

GALILEO WIRELESS™
Base Service	$	(***)
Premium Service	$	(***) per user

MAINTENANCE PREMIUM

Applies for Subscriber-requested hardware maintenance outside the scope of Galileo’s standard maintenance service. A service charge may be assessed for failure or refusal to admit technician for scheduled service call.

	$	(***)

EXTENDED SUPPORT SERVICES (third-party software phone support)	$	(***) per minute

APOLLO CUSTOMER SUPPORT CENTER	$	(***) per minute

TRAINING
Level 1 Classes (Learning Apollo, Moving to Apollo, Booking Cars and Hotels, and Booking Tours and Cruises)	$	(***)
Level 2 Classes (All Others) - Charges may be assessed in accordance with Galileo’s then-current policies.	$	(***)

PROJECTS
Applies for projects such as equipment installations, deinstallations, reconfigurations, upgrades, activations, deactivations and office relocations. Galileo shall waive all installation charges for the initial installation of new Locations and the addition of Hardware at existing Locations subject to Galileo’s approval of the installation.

	$	(***)

MICROSOFT LICENSE AGREEMENT

IMPORTANT - READ CAREFULLY BEFORE USING OR CONTINUING TO USE ANY FOCALPOINT® PRODUCT. The following License Agreement applies to you. By using any version of Focalpoint containing Microsoft software, after receipt of this License Agreement, you indicate your acceptance of the following Microsoft License Agreement.

This is a legal agreement between you (either an individual or an entity) and Microsoft Corporation. By using any version of Focalpoint containing Microsoft software after your receipt of this License Agreement, you are agreeing to be bound by the terms of this agreement. If you do not agree to the terms of this agreement, promptly return the unused Focalpoint software in your possession and the accompanying items (including written materials and binders or other containers) to the place you obtained them.

GRANT OF LICENSE. This License Agreement permits you to use one copy of the Microsoft software program (the “SOFTWARE”) on a single computer. The SOFTWARE is in “use” on a computer when it is loaded into temporary memory (i.e. RAM) or installed into permanent memory (e.g., hard disk, CD-ROM, or other storage device) of that computer. However, installation on a network server for the sole purpose of internal distribution shall not constitute “use” for which a separate license is required, provided you have a separate license for each computer to which the SOFTWARE is distributed.

COPYRIGHT. The SOFTWARE is owned by Microsoft or its suppliers and is protected by United States copyright laws and international treaty provisions. Therefore, you must treat the SOFTWARE like any other copyrighted material (e.g., a book or musical recording) except that you may either (a) make one copy of the SOFTWARE solely for backup or archival purposes, or (b) transfer the SOFTWARE to a single hard disk provided you keep the original solely for backup or archival purposes. You may not copy the written materials accompanying the SOFTWARE.

OTHER RESTRICTIONS. You may not rent or lease the SOFTWARE, but you may transfer the SOFTWARE and accompanying written materials on a permanent basis provided you retain no copies and the recipient agrees to the terms of this Agreement. You may not reverse engineer, decompile, or disassemble the SOFTWARE. If the SOFTWARE is an update or has been updated, any transfer must include the most recent update and all prior versions.

LIMITED WARRANTY. Microsoft warrants that the SOFTWARE will perform substantially in accordance with the accompanying written materials for a period of ninety (90) days from the date of receipt. Any implied warranties on the SOFTWARE are limited to ninety (90) days. Some states/jurisdictions do not allow limitations on duration of an implied warranty, so the above limitation may not apply to you.

NO OTHER WARRANTIES. To the maximum extent permitted by applicable law, Microsoft and its suppliers disclaim all other warranties, either express or implied, including, but not limited to, implied warranties of merchantability and fitness for a particular purpose, with regard to the SOFTWARE and the accompanying written materials. This limited warranty gives you specific legal rights. You may have others which vary from state/jurisdiction to state/jurisdiction.

NO LIABILITY FOR CONSEQUENTIAL DAMAGES. To the maximum extent permitted by applicable law, in no event shall Microsoft or its suppliers be liable for any damages whatsoever (including, without limitation, damages for loss of business profits, business interruption, loss of business information, or any other pecuniary loss) arising out of the use of or inability to use this Microsoft product, even if Microsoft has been advised of the possibility of such damages. Because some states/jurisdictions do not allow the exclusion or limitation of liability for consequential or incidental damages, the above limitation may not apply to you.

U.S. GOVERNMENT RESTRICTED RIGHTS. The SOFTWARE and documentation are provided with RESTRICTED RIGHTS. Use, duplication, or disclosure by the Government is subject to restrictions as set forth in subparagraph (c)(l)(ii)of The Rights in Technical Data and Computer Software clause of DFARS 252-227-7013 or subparagraphs (c)(l) and (2) of the Commercial Computer Software - Restricted Rights at 48 CFR 52.227-19, as applicable. Manufacturer is Microsoft Corporation/One Microsoft Way/Redmond, WA 98052-6399.

If you acquired this product in the United States, this Agreement is governed by the laws of the State of Washington. If this product was acquired outside the United States, then local law may apply.

Should you have any questions concerning this Agreement, or if you desire to contact Microsoft for any reason, please contact your local Microsoft subsidiary or sales offices or write: Microsoft Sales and Service/One Microsoft Way/Redmond, WA 98052-6399.

SERVICES DESIGNATOR	CONTRACT NO. 0180405 — 000

ATS 103 06/98	10/7/04

PSO: 102V	CHEAP TICKETS/COLORADO SPRINGS CENDANT CORPORATION 4805 N. 30TH STREET SUITE 103 COLORADO SPRINGS, CO 80919

SERVICES		MONTHLY FIXED CHARGES		ONE-TIME CHARGES	INSURANCE VALUE
(***)	MON 17” GRAY	$	(***)		$	(***)
(***)	WORKSTATION ENET P3 1.0GH 1	$	(***)		$	(***)
(***)	APOLLO ACCESS GTID-NON FP S	$	(***)		$	(***)
(***)	ITIN PTR IER MP1000	$	(***)		$	(***)
(***)	VIEWPOINT MAP QUARTERLY CD-	$	(***)		$	(***)

TOTAL MONTHLY FIXED CHARGE: (***)

TOTAL INSURANCE VALUE: (***)

PROMOTIONAL SUPPORT: (***)

ALT PSEUDO: 102T 112O 112P

[LOGO]

November 1, 2004	Contract No. 0180405 - 001
Form 150-KEY 06/03

EVANS GEBHARDT
CHEAP TICKETS.COM
CHEAP TICKETS/TNI.COM
4805 N. 30TH STREET
SUITE 103
COLORADO SPRINGS, CO 80919

RE:          Contract No. 0180405

Dear EVANS GEBHARDT:

This letter acknowledges your request to Apollo Galileo USA Partnership to amend the above-referenced Agreement in accordance with the attached Services Designator(s), which itemize the projects completed during the prior month. Pursuant to the Agreement, such Services Designator(s) is/are incorporated by reference in the Agreement.

Sincerely,

Apollo Galileo USA Partnership

SERVICES DESIGNATOR		CONTRACT NO. 0180405 - 001
ATS 103 06/98		11/1/04

PSO: 102V	CHEAP TICKETS.COM CHEAP TICKETS/TNI.COM 4805 N. 30TH STREET SUITE 103 COLORADO SPRINGS, CO 80919

SERVICES			MONTHLY INSURANCE FIXED CHARGES		ONE-TIME CHARGES	VALUE
(***)	(***)	MON 17” GRAY	$	(***)		$	(***)
(***)	(***)	WORKSTATION ENET P3 1.0GH 1	$	(***)		$	(***)
	(***)	APOLLO ACCESS GTID-NON FP S	$	(***)		$	(***)
(***)	(***)	ITIN PTR IER MP1000	$	(***)		$	(***)
	(***)	VIEWPOINT MAP QUARTERLY CD-	$	(***)		$	(***)

TOTAL MONTHLY FIXED CHARGE: (***)

PROMOTIONAL SUPPORT: (***)

ALT PSEUDO: 102T 112O 112P

REMARKS: REMOVING ALL HARDWARE